Exhibit 10.2

JAG Media Holdings, Inc.
6865 S.W. 18th Street, Suite B13
Boca Raton, FL 33433
May 11, 2007
Cornell Capital Partners, LP
101 Hudson Street
Suite 3700
Jersey City, NJ 07302
-and-
Cryptometrics, Inc.
73 Main Street
Tuckahoe, NY 10707

Re:	Agreement dated as of January 24, 2007 Among JAG Media Holdings, Inc. (“JAG Media”), Cornell Capital Partners, L.P. (“Cornell Capital”), Cryptometrics, Inc., Robert Barra and Michael Vitale, as amended (“Cornell Agreement”)
Gentlemen:
This will confirm our understanding that the automatic termination date of May 11, 2007, set forth in the last sentence of paragraph 1 of the Cornell Agreement, is hereby changed to May 18, 2007.
Except as otherwise set forth in this agreement, the Cornell Agreement shall remain unchanged and in full force and effect.
If the foregoing accurately reflects your understanding of our agreement regarding the above matter, please indicate your agreement and acceptance by signing in the appropriate space below and returning a fully executed and dated copy of this agreement to the undersigned.
[SIGNATURES APPEAR ON FOLLOWING PAGE]

Cornell Capital Partners, LP
May 11, 2007
Page -2-

Sincerely yours, JAG Media Holdings, Inc.

By:	/s/ Thomas J. Mazzarisi

Name: Thomas J. Mazzarisi
Title: Chairman & CEO
Date: May 9, 2007

AGREED AND ACCEPTED: Cornell Capital Partners, LP		The undersigned parties are signing this agreement only with respect to the obligations in Paragraph 5 of the Cornell Agreement

By: Yorkville Advisors, LLC
Its: General Partner
/s/ Robert Barra

Robert Barra
Date: May 10, 2007
By:	/s/ Mark Angelo

Mark Angelo, Portfolio Manager
	Date: May 10, 2007	/s/ Michael Vitale

Michael Vitale
Date: May 10, 2007
Cryptometrics, Inc.

By:	/s/ Robert Barra

Name: Robert Barra
Title: Co-CEO
Date: May 10, 2007